Business Segment Information	3 Months Ended
Mar. 31, 2013
Business Segment Information

2. BUSINESS SEGMENT INFORMATION

We have two principal reportable segments, which are segregated based on the products and services that each provides: (a) exploration and production, and (b) field services. Our exploration and production segment engages in the exploration, acquisition, development and production of oil, NGLs and natural gas. Our field services segment operates and manages water sourcing, water transfer and water disposal services, primarily in the Appalachian Basin.

We evaluate the performance of our business segments based on net income (loss) from continuing operations, before income taxes. All intercompany transactions, including those between consolidated business segments, are eliminated in consolidation. Summarized financial information concerning our segments is shown in the following table for the three months ended March 31, 2013 and 2012 (in thousands):

	Exploration and Production	Field Services	Intercompany Eliminations	Consolidated Total
Three Months Ended March 31, 2013
Revenues	$40,964	$8,054	$(1,548)	$47,470
Inter-Segment Revenues	0	(1,548)	1,548	0

Total Revenues	40,964	6,506	0	47,470

Income (Loss) From Continuing Operations, Before Income Taxes	$(6,066)	$2,163	$(441)	$(4,344)

Three Months Ended March 31, 2012
Revenues	$31,528	$2,499	$(193)	$33,834
Inter-Segment Revenues	0	(193)	193	0

Total Revenues	31,528	2,306	0	33,834

Income (Loss) From Continuing Operations, Before Income Taxes	$5,906	$598	$(45)	$6,459

As of March 31, 2013
Total Assets	$794,688	$16,009	$(7,243)	$803,454
As of December 31, 2012
Total Assets	$766,599	$12,166	$(6,055)	$772,710